Exhibit 10.109
AMENDMENT NO. 3
          AMENDMENT NO. 3 (this “Amendment”), dated as of August 5, 2009, to that certain Credit Agreement, dated as of February 24, 2005, as amended, supplemented and in effect from time to time (the “Credit Agreement”; capitalized terms used herein and not defined shall have the meanings set forth in the Credit Agreement), among SELECT MEDICAL HOLDINGS CORPORATION (“Holdings”), SELECT MEDICAL CORPORATION (the “Borrower”), JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent (the “Administrative Agent” and the “Collateral Agent,” respectively), WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agent, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and CIBC INC., as Co-Documentation Agents, and the several banks and other financial institutions from time to time party thereto as lenders (the “Lenders”).
WITNESSETH:
          WHEREAS, Section 9.02 of the Credit Agreement permits the Credit Agreement to be amended from time to time;
          WHEREAS, Holdings, the Borrower and a number of Tranche B Lenders representing more than 50% of the outstanding Tranche B Term Loans (calculated prior to giving effect to this Amendment) wish to amend the Credit Agreement in order to establish a new Class of term loans thereunder and to make certain related modifications to the Credit Agreement as more fully set forth herein;
          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
          SECTION ONE. Amendments.
          (a) The following definitions are hereby added to Section 1.01 of the Credit Agreement in alphabetical order:
     “Amendment No. 3” means Amendment No. 3 to this Agreement, dated as of August 5, 2009, among Holdings, the Borrower, the Loan Parties, the Administrative Agent and certain Lenders.
     “Amendment No. 3 Effective Date” means August 5, 2009.
     “Tranche B-1 Extension Request” means, with respect to each Lender, the agreement, if any, of such Lender to extend the maturity of a Tranche B Term Loan hereunder on the Amendment No. 3 Effective Date, expressed as an amount representing the maximum principal amount of the Tranche B Term Loan that will become a Tranche B-1 Term Loan of such Lender hereunder, as such agreement may be modified to the extent the underlying Tranche B Term Loan may be reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The aggregate amount of the Lenders’ Tranche B Term Loans which have become Tranche B-1 Term Loans on the Amendment No. 3 Effective Date is set forth on Schedule 2.01.

     “Tranche B-1 Lender” means a Lender with an outstanding Tranche B-1 Term Loan.
     “Tranche B-1 Maturity Date” means August 22, 2014.
     “Tranche B-1 Term Loan” means a Loan made pursuant to the second sentence of Section 2.01.
          (b) The following definitions are hereby inserted in Section 1.01 of the Credit Agreement in replacement of the existing corresponding definitions:
     “Additional Senior Debt” means unsecured Indebtedness of the Borrower (that may be guaranteed by those Subsidiaries that are Loan Parties) that (a) does not have a stated maturity date prior to the date that is 180 days after the Tranche B-1 Maturity Date, (b) does not require any scheduled payment of principal (including pursuant to a sinking fund obligation) or amortization prior to the date that is 180 days after the Tranche B-1 Maturity Date, (c) contains non-pricing terms (including covenants, events of default, remedies, redemption provisions and sinking fund provisions) no less favorable to the Lenders than the terms of the Senior Subordinated Notes (it being understood that such Indebtedness need not be subordinated) and (d) bears a market rate of interest as determined by the Borrower’s Board of Directors.
     “Additional Subordinated Debt” means unsecured Indebtedness of the Borrower (that may be guaranteed by those Subsidiaries that are Loan Parties) that (a) does not have a stated maturity date prior to the date that is 180 days after the Tranche B-1 Maturity Date, (b) does not require any scheduled payment of principal (including pursuant to a sinking fund obligation) or amortization prior to the date that is 180 days after the Tranche B-1 Maturity Date, (c) is (and all guarantees with respect thereto are) subordinated to the Obligations on terms no less favorable to the Lenders than the terms of the Senior Subordinated Notes, (d) contains non-pricing terms (including covenants, events of default, remedies, redemption provisions and sinking fund provisions) no less favorable to the Lenders than the terms of the Senior Subordinated Notes and (e) bears a market rate of interest as determined by the Borrower’s Board of Directors.
     “Class,” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Tranche B Term Loans, Tranche B-1 Term Loans or Swingline Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment or a Tranche B Commitment.
     “Interest Election Request” means a request by the Borrower to convert or continue a Revolving Borrowing, a Tranche B Term Loan Borrowing or a Tranche B-1 Term Loan Borrowing in accordance with Section 2.07, provided that a written Interest Election Request shall be substantially in the form of Exhibit F, or such other form as shall be approved by the Administrative Agent.
     “Interest Period” means, with respect to any Eurodollar Borrowing, (x) with respect to Revolving Loans and Tranche B Term Loans, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter (or nine or twelve months thereafter if, at the time of the relevant Borrowing, all Lenders participating therein agree to make an interest period of such duration available) or (y) with respect to Tranche B-1 Term Loans, (i) the period commencing on the Amendment No. 3 Effective Date and ending on August 24, 2009 and (ii) from and after August 24, 2009, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is three or six months thereafter (or nine or twelve months thereafter if, at the time of the relevant Borrowing, all Lenders participating therein agree to make an interest period of such duration available), in each case as the Borrower may elect, provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.
     “Lenders” means each Person that was a lender on the Effective Date and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or an Incremental Facility Amendment, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender.
     “Leverage Ratio” means, on any date, the ratio of (a) Total Indebtedness on such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of the Borrower most recently ended prior to such date), provided that until the expiration of the fifth Business Day subsequent to the date on which financial statements are required to be delivered pursuant to Section 5.01 for the fiscal quarter of the Borrower most recently ended, if (i) Holdings issues Permitted Securities for cash or otherwise receives a cash contribution from the Permitted Investors, (ii) such cash is contributed by Holdings to the Borrower as a cash contribution or in exchange for common equity of the Borrower and (iii) the Borrower applies such cash to prepay Tranche B Term Loans or Tranche B-1 Term Loans pursuant to Section 2.11(a), then such prepayment shall be deemed to have occurred on the last day of such four-quarter period for purposes of calculating the Leverage Ratio solely for purposes of Section 6.13; provided, further, that nothing in this proviso shall cure any Default that may exist until such time as the Tranche B Term Loans or Tranche B-1 Term Loans are prepaid as set forth in clause (iii) above.
     “Qualified Holdings Discount Debt” means unsecured Indebtedness of Holdings or a Parent that (a) is not subject to any Guarantee by the Borrower or any Subsidiary Loan Party, (b) does not mature prior to the date that is 180 days after the Tranche B-1 Maturity Date, (c) has no scheduled amortization or payments of principal prior to such 180th day (except to the extent required to prevent such Indebtedness from being treated as an “Applicable High Yield Discount Obligation” within the meaning of Section 163(i)(1) of the Internal Revenue Code of 1986, as amended; provided that any such payment obligation of Holdings shall be subordinated to the Obligations to the same extent as the Senior Subordinated Notes are subordinated to the Obligations), (d) does not require any payments in cash of interest or other amounts in respect of the principal thereof for at least four (4) years from the date of issuance or incurrence thereof and (e) has mandatory prepayment, repurchase or redemption, covenant, default and remedy provisions customary for senior discount notes of an issuer that is the parent of a borrower under senior secured credit facilities and in any event, with respect to default and remedy provisions, not materially more restrictive than those set forth in the Senior Subordinated Notes, taken as a whole (other than provisions customary for senior discount notes of a holding company).
     “Qualified Holdings Subordinated Debt” means unsecured Indebtedness of Holdings or a Parent issued to Permitted Investors, including the Holdings Senior Subordinated Notes and additional unsecured Subordinated Indebtedness that (a) does not mature prior to the date that is 180 days after the Tranche B-1 Maturity Date and (b) has subordination provisions and other non-pricing terms and conditions that are no less favorable to the Lenders than the analogous provisions of the Holdings Senior Subordinated Notes.
     “Qualified Preferred Stock” means preferred stock of Holdings that (a) does not require the payment of cash dividends (it being understood that cumulative dividends shall be permitted), (b) is not mandatorily redeemable pursuant to a sinking fund obligation or otherwise prior to the date that is 180 days after the Tranche B-1 Maturity Date (other than upon an event of default or change in control, provided that any such payment is subordinated (whether by contract or pursuant to the Holdings charter or the certificate of designations of such preferred stock) in right of payment to the Obligations on the terms set forth in the certificate of incorporation of Holdings in existence on the Effective Date or such other terms reasonably satisfactory to the Administrative Agent), (c) contains no maintenance covenants, other covenants materially adverse to the Lenders or remedies (other than voting rights) and (d) is convertible only into common equity of Holdings or securities that would constitute Qualified Preferred Stock.
     “Required Lenders” means, at any time, Lenders having Revolving Exposures, Tranche B Term Loans, Tranche B-1 Term Loans, Loans in respect of Incremental Extensions of Credit, if any, and unused Commitments representing more than 50% of the aggregate Revolving Exposures, outstanding Tranche B Term Loans, outstanding Tranche B-1 Term Loans, outstanding Loans in respect of Incremental Extensions of Credit, if any, and unused Commitments at such time.
     “Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum possible aggregate amount of such Lender’s Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The aggregate amount of the Lenders’ Revolving Commitments on the Amendment No. 3 Effective Date is set forth on Schedule 2.01.
     “Supermajority Lenders” means Lenders having Revolving Exposures, Tranche B Term Loans, Tranche B-1 Term Loans, Loans in respect of Incremental Extensions of Credit, if any, and unused Commitments representing more than 75% of the aggregate Revolving Exposures, outstanding Tranche B Term Loans, outstanding Tranche B-1 Term Loans, outstanding Loans in respect of Incremental Extensions of Credit, if any, and unused Commitments at such time.

     “Tranche B Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make a Tranche B Term Loan hereunder on the Effective Date, expressed as an amount representing the maximum principal amount of the Tranche B Term Loan to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The aggregate principal amount of Tranche B Term Loans outstanding on the Amendment No. 3 Effective Date is set forth on Schedule 2.01.
          (c) The following sentence is hereby added to the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement after the second sentence thereof:
“The Applicable Rate for Tranche B-1 Term Loans shall at all times be 3.75% per annum for Eurodollar Loans and 2.75% per annum for ABR Loans.”
          (d) The words “or Tranche B-1 Term Loans” are hereby added to clause (f)(ii) of the definition of “Excess Cash Flow” in Section 1.01 of the Credit Agreement after the words “Tranche B Term Loans”.
          (e) Section 2.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     “SECTION 2.01. Commitments and Extension Requests. Subject to the terms and conditions set forth herein, each Lender agrees (a) to make a Tranche B Term Loan to the Borrower on the Effective Date in a principal amount not exceeding its Tranche B Commitment and (b) to make Revolving Loans to the Borrower from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in such Lender’s Revolving Exposure exceeding such Lender’s Revolving Commitment. Subject to the terms and conditions set forth herein, each Lender agrees to extend the maturity of a Tranche B Term Loan on the Amendment No. 3 Effective Date and thereby convert such Tranche B Term Loans to Tranche B-1 Term Loans in a principal amount not exceeding its Tranche B-1 Extension Request. The Borrower shall designate in the relevant Borrowing Request whether each Borrowing of Tranche B-1 Term Loans will be maintained as a Eurodollar Loan or an ABR Loan and, if such Borrowing is to be a Eurodollar Borrowing, the Interest Period with respect thereto. No amounts shall be payable under Section 2.16 as a result of the conversion of Tranche B Term Loans as required by this Section 2.01. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans. Amounts repaid or prepaid in respect of Tranche B Term Loans or Tranche B-1 Term Loans may not be reborrowed.”
          (f) Section 2.02(b) of the Credit Agreement is hereby modified by (x) deleting the word “and” immediately before the words “Tranche B Term Loan Borrowing” and replacing it with a comma and (y) adding the words “and Tranche B-1 Term Loan Borrowing” immediately after the words “Tranche B Term Loan Borrowing.”
          (g) Schedule 2.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the schedule set forth on Exhibit A to this Amendment.

          (h) Section 2.02(d) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“(d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Maturity Date, the Tranche B Maturity Date or the Tranche B-1 Maturity Date, as applicable.”
          (i) Section 2.07(a) of the Credit Agreement is hereby modified by replacing the second sentence thereof with the following:
“The Borrower may elect to convert any Revolving Borrowing, Tranche B Term Loan Borrowing or Tranche B-1 Term Loan Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.07.”
          (j) Section 2.08(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“(a) Unless previously terminated, (i) the Tranche B Commitments shall terminate at 5:00 p.m., New York City time, on the Effective Date, (ii) the Tranche B-1 Extension Requests shall terminate at 5:00 p.m., New York City time, on the Amendment No. 3 Effective Date and (iii) the Revolving Commitments shall terminate on the Revolving Maturity Date.”
          (k) Section 2.09(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“(a) The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan of such Lender on the Revolving Maturity Date, (ii) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Tranche B Term Loan of such Lender as provided in Section 2.10, (iii) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Tranche B-1 Term Loan of such Lender as provided in Section 2.10 and (iv) the then unpaid principal amount of each Swingline Loan on the earlier of the Revolving Maturity Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least two Business Days after such Swingline Loan is made; provided that on each date that a Revolving Borrowing is made, the Borrower shall repay all Swingline Loans then outstanding.”
          (l) Section 2.10 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     “SECTION 2.10 Amortization of Tranche B Term Loans and Tranche B-1 Term Loans.
     (a) Subject to adjustment pursuant to paragraph (d) of this Section 2.10, the Borrower shall repay Tranche B Term Loan Borrowings on each date set forth be-

low in the aggregate principal amount set forth opposite such date (as adjusted from time to time pursuant to Section 2.10(d)):

Date	Amount (Percent of Principal)
September 30, 2009	$671,417.06 (0.25%)
December 31, 2009	$671,417.06 (0.25%)
March 31, 2010	$671,417.06 (0.25%)
June 30, 2010	$671,417.06 (0.25%)
September 30, 2010	$671,417.06 (0.25%)
December 31, 2010	$671,417.06 (0.25%)
March 31, 2011	$66,134,580.43 (24.6250%)
June 30, 2011	$66,134,580.43 (24.6250%)
September 30, 2011	$66,134,580.43 (24.6250%)
Tranche B Maturity Date	$66,134,580.43 (24.6250%)
     (b) Subject to adjustment pursuant to paragraph (d) of this Section 2.10, the Borrower shall repay Tranche B-1 Term Loan Borrowings on each date set forth below in the aggregate principal amount set forth opposite such date (as adjusted from time to time pursuant to Section 2.10(d)):

Date	Amount (Percent of Principal)
September 30, 2009	$961,332.94 (0.25%)
December 31, 2009	$961,332.94 (0.25%)
March 31, 2010	$961,332.94 (0.25%)
June 30, 2010	$961,332.94 (0.25%)
September 30, 2010	$961,332.94 (0.25%)
December 31, 2010	$961,332.94 (0.25%)
March 31, 2011	$961,332.94 (0.25%)
June 30, 2011	$961,332.94 (0.25%)
September 30, 2011	$961,332.94 (0.25%)
December 31, 2011	$961,332.94 (0.25%)
March 31, 2012	$961,332.94 (0.25%)
June 30, 2012	$961,332.94 (0.25%)
September 30, 2012	$961,332.94 (0.25%)
December 31, 2012	$961,332.94 (0.25%)
March 31, 2013	$961,332.94 (0.25%)
June 30, 2013	$961,332.94 (0.25%)
September 30, 2013	$961,332.94 (0.25%)
December 31, 2013	$961,332.94 (0.25%)
March 31, 2014	$961,332.94 (0.25%)
June 30, 2014	$961,332.94 (0.25%)
Tranche B-1 Maturity Date	$365,306,517.12 (Remainder)
     (c) To the extent not previously paid, all Tranche B Term Loans shall be due and payable on the Tranche B Maturity Date. To the extent not previously paid,

all Tranche B-1 Term Loans shall be due and payable on the Tranche B-1 Maturity Date.
     (d) Any prepayment of a Tranche B Term Loan Borrowing shall be applied (i) first, to reduce, in the direct order of maturity, the scheduled repayments of the Tranche B Term Loan Borrowings to be made pursuant to this Section 2.10 on the four consecutive scheduled payment dates next following the date of such prepayment unless and until each such scheduled repayment has been eliminated as a result of reductions hereunder; and (ii) second, to reduce ratably the remaining scheduled repayments of the Tranche B Term Loan Borrowings. Any prepayment of a Tranche B-1 Term Loan Borrowing pursuant to clause (c) or (d) of Section 2.11 shall be applied (i) first, to reduce, in the direct order of maturity, the scheduled repayments of the Tranche B-1 Term Loan Borrowings to be made pursuant to this Section 2.10 on the four consecutive scheduled payment dates next following the date of such prepayment unless and until each such scheduled repayment has been eliminated as a result of reductions hereunder; and (ii) second, to reduce ratably the remaining scheduled repayments of the Tranche B-1 Term Loan Borrowings. Any prepayment of a Tranche B-1 Term Loan Borrowing pursuant to Section 2.11(a) shall be applied as the Borrower shall elect.”
          (m) Section 2.11 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     “SECTION 2.11 Prepayment of Loans.
     (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section 2.11. Any such prepayment (other than a prepayment of a Revolving Borrowing or a Swingline Borrowing) made when any Tranche B Term Loan is outstanding shall be applied either (i) on a pro rata basis to Tranche B Term Loan Borrowings and Tranche B-1 Term Loan Borrowings or (ii) entirely to Tranche B Term Loan Borrowings.
     (b) In the event and on such occasion that the aggregate Revolving Exposures exceeds the aggregate Revolving Commitments, the Borrower shall prepay Revolving Borrowings or Swingline Borrowings (or, if no such Borrowings are outstanding, deposit cash collateral in an account with the Collateral Agent pursuant to Section 2.05(j)) in an aggregate amount equal to such excess.
     (c) In the event and on each occasion that any Net Proceeds are received by or on behalf of Holdings, the Borrower or any Subsidiary in respect of any Prepayment Event, the Borrower shall, promptly after such Net Proceeds are received by Holdings, the Borrower or such Subsidiary (and in any event not later than the fifth Business Day after such Net Proceeds are received), prepay Tranche B Term Loan Borrowings and Tranche B-1 Term Loan Borrowings on a pro rata basis in an aggregate amount equal to:
     (x) in the case of a prepayment event described in clause (c) of the definition of the term “Prepayment Event,” (I) 50% of such Net Proceeds if the Leverage Ratio at the end of the immediately preceding fiscal quarter for which financial statements are available is greater than 3.75 to 1.00, (II) 25%

of such Net Proceeds if the Leverage Ratio at the end of the immediately preceding fiscal quarter for which financial statements are available is greater than 3.25 to 1.00 and less than or equal to 3.75 to 1.00 and (III) none of such Net Proceeds if the Leverage Ratio at the end of the immediately preceding fiscal quarter is less than or equal to 3.25 to 1.00, and
     (y) in the case of all other Prepayment Events, 100% of such Net Proceeds, provided that in the case of any event described in clause (a) or (b) of the definition of the term “Prepayment Event,” if the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer to the effect that the Borrower and the Subsidiaries intend to apply the Net Proceeds from such event (or a portion thereof specified in such certificate), within 360 days after receipt of such Net Proceeds, to acquire or replace real property, equipment or other tangible assets (excluding inventory) to be used in the business of the Borrower and the Subsidiaries, and certifying that no Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of the Net Proceeds specified in such certificate, except to the extent of any such Net Proceeds therefrom that have not been so applied or contractually committed in writing by the end of such 360-day period (and, if so contractually committed in writing but not applied prior to the end of such 360-day period, applied within 90 days of the end of such period), promptly after which time a prepayment shall be required in an amount equal to such Net Proceeds that have not been so applied.
     (d) Following the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 2006, the Borrower shall prepay Tranche B Term Loan Borrowings and Tranche B-1 Term Loan Borrowings on a pro rata basis in an aggregate amount equal to:
     (x) the excess of (A) 50% of Excess Cash Flow over (B) prepayments of Tranche B Term Loans and Tranche B-1 Term Loans under Section 2.11(a) during such fiscal year (other than prepayments with the proceeds from sales of Permitted Securities and Qualified Holdings Debt) for any fiscal year for which the Leverage Ratio at the end of such fiscal year is greater than 3.75 to 1.00,
     (y) the excess of (A) 25% of Excess Cash Flow over (B) prepayments of Tranche B Term Loans and Tranche B-1 Term Loans under Section 2.11(a) during such fiscal year for any fiscal year for which the Leverage Ratio at the end of such fiscal year is less than or equal to 3.75 to 1.00 and greater than 3.25 to 1.00 and
     (z) none of Excess Cash Flow for any fiscal year for which the Leverage Ratio at the end of such fiscal year is less than or equal to 3.25 to 1.00.
     Each prepayment pursuant to this paragraph shall be made within five Business Days of the date on which financial statements are delivered pursuant to Section

5.01 with respect to the fiscal year for which Excess Cash Flow is being calculated (and in any event within 95 days after the end of such fiscal year).
     (e) Prior to any optional or mandatory prepayment of Borrowings hereunder, the Borrower shall determine in accordance with Section 2.10(d) and clauses (a), (c) and (d) of this Section 2.11 the Borrowing or Borrowings to be prepaid and shall specify such determination in the notice of such prepayment pursuant to paragraph (f) of this Section 2.11.
     (f) The Borrower shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 12:00 noon, New York City time, three Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Borrowing, not later than 12:00 noon, New York City time, one Business Day before the date of prepayment or (iii) in the case of prepayment of a Swingline Loan, not later than 2:00 p.m., New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment, provided that, if a notice of optional prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08. Promptly following receipt of any such notice (other than a notice relating solely to Swingline Loans), the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13 but shall in no event include premium or penalty.”
          (n) Section 2.12 of the Credit Agreement is hereby modified by adding the following clause (f) at the end thereof:
     “(f) In the event that, at any time on or prior to the second anniversary of the Amendment No. 3 Effective Date, (i) this Agreement is amended and such amendment to this Agreement reduces the Applicable Rate applicable to the Tranche B-1 Term Loans on the Amendment No. 3 Effective Date (as determined in the sole reasonable discretion of the Administrative Agent, after giving effect to upfront or similar fees or original issue discount shared with all lenders thereof, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders thereof) or (ii) the Borrower makes any mandatory or voluntary prepayment of Tranche B-1 Term Loans with the proceeds of any term loan Indebtedness (including, without limitation, any new or additional term loans under this Agreement), then, the Borrower agrees to pay to the Administrative Agent (x) in the case of clause (i), for the account of each Tranche B-1 Lender that agrees to such amendment a fee in an amount equal to 1.00% of such

Tranche B-1 Lender’s Tranche B-1 Term Loans outstanding on the effective date of such amendment and (y) in the case of clause (ii), for the account of each Tranche B-1 Lender a fee in an amount equal to 1.00% of such Tranche B-1 Lender’s Tranche B-1 Term Loans that are being prepaid as a result of such prepayment.”
          (o) Section 2.16 of the Credit Agreement is hereby modified (x) by deleting the word “or” immediately before the words “Tranche B Term Loan” and replacing it with a comma and (y) by adding the words “or Tranche B-1 Term Loan” to clause (c) thereof after the words “Tranche B Term Loan.”
          (p) Section 2.18(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     “(c) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans, Tranche B Term Loans, Tranche B-1 Term Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans, Tranche B Term Loans, Tranche B-1 Term Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans, Tranche B Term Loans, Tranche B-1 Term Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans, Tranche B Term Loans, Tranche B-1 Term Loans and participations in LC Disbursements and Swingline Loans, provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.”
          (q) Clause (xiii) of Section 6.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     “(xiii) with respect to the Borrower and the Guarantors, Additional Subordinated Debt, provided that the Net Proceeds of such Additional Subordinated Debt are used, promptly after such Net Proceeds are received, (A) to consummate one or more Permitted Acquisitions so long as after giving effect to the incurrence of such Addi-

tional Subordinated Debt and such Permitted Acquisitions on a Pro Forma Basis, the Leverage Ratio would be less than the Leverage Ratio set forth in Section 6.13 for such date minus 0.25, (B) to refinance or replace the Senior Subordinated Notes (or Additional Subordinated Debt incurred for that purpose) or (C) to prepay Tranche B Term Loans or Tranche B-1 Term Loans pursuant to Section 2.11(a); provided further that no Default has occurred and is continuing or would result therefrom;”
          (r) Clause (xvii) of Section 6.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     “(xvii) Additional Senior Debt, to the extent the Net Proceeds of such Additional Senior Debt are used, promptly after such Net Proceeds are received by the Borrower, (A) to prepay Tranche B Term Loans or Tranche B-1 Term Loans pursuant to Section 2.11(a) or (B) to refinance or replace Additional Senior Debt incurred for that purpose; provided in each case that after giving effect to the incurrence of such Additional Senior Debt on a Pro Forma Basis, no Default has occurred and is continuing or would result therefrom;”
          (s) Clause (ix) of Section 6.08(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     “(ix) the Borrower may make Restricted payments to Holdings in an amount necessary to permit Holdings to pay (or to make Restricted Payments to allow a Parent to pay) interest in cash (including interest previously paid “in kind” or added to the principal amount thereof) on (x) Qualified Holdings Floating Rate Notes, (y) Holdings Senior Subordinated Notes or (z) additional Qualified Holdings Debt, but, in the case of this clause (z), only to the extent the proceeds (together with a pro rata portion of related transaction expenses paid from such proceeds) of such additional Qualified Holdings Debt were used to make Capital Expenditures (without giving effect to the proviso in the definition of the term “Capital Expenditures”), prepay Tranche B Term Loans or Tranche B-1 Term Loans, make Investments pursuant to Section 6.04(xvii) or repay, redeem, defease or otherwise refinance the Holdings Senior Subordinated Notes (or any Qualified Holdings Debt previously issued hereunder) or were Otherwise Applied, provided that (A) the Borrower has made all prepayments required pursuant to Section 2.11(d) prior to or contemporaneously with any such payment of interest, (B) no Default has occurred and is continuing or would result therefrom and (C) all Restricted Payments made pursuant to this clause (ix) are used by Holdings or a Parent for the purposes specified herein within 20 days of receipt thereof;”
          (t) The table in Section 6.12 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Date	Ratio
March 31, 2005	1.75 to 1.00
June 30, 2005	1.75 to 1.00

Date	Ratio
September 30, 2005	1.75 to 1.00
December 31, 2005	2.00 to 1.00
March 31, 2006	2.00 to 1.00
June 30, 2006	2.00 to 1.00
September 30, 2006	2.00 to 1.00
December 31, 2006	2.00 to 1.00
March 31, 2007	1.75 to 1.00
June 30, 2007	1.75 to 1.00
September 30, 2007	1.75 to 1.00
December 31, 2007	1.75 to 1.00
March 31, 2008	1.75 to 1.00
June 30, 2008	1.75 to 1.00
September 30, 2008	1.75 to 1.00
December 31, 2008	1.75 to 1.00
March 31, 2009	1.75 to 1.00
June 30, 2009	1.75 to 1.00
September 30, 2009	2.00 to 1.00
December 31, 2009	2.00 to 1.00
March 31, 2010	2.00 to 1.00
June 30, 2010	2.00 to 1.00
September 30, 2010	2.00 to 1.00
December 31, 2010	2.00 to 1.00
March 31, 2011	2.25 to 1.00
June 30, 2011	2.25 to 1.00
September 30, 2011	2.25 to 1.00

Date	Ratio
December 31, 2011	2.25 to 1.00
March 31, 2012	2.25 to 1.00
June 30, 2012	2.25 to 1.00
September 30, 2012	2.25 to 1.00
December 31, 2012	2.25 to 1.00
March 31, 2013	2.25 to 1.00
June 30, 2013	2.25 to 1.00
September 30, 2013	2.25 to 1.00
December 31, 2013	2.25 to 1.00
March 31, 2014	2.25 to 1.00
June 30, 2014	2.25 to 1.00
          (u) The table in Section 6.13 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Date	Ratio
March 31, 2005	5.50 to 1.00
June 30, 2005	5.50 to 1.00
September 30, 2005	5.25 to 1.00
December 31, 2005	5.00 to 1.00
March 31, 2006	4.75 to 1.00
June 30, 2006	4.75 to 1.00
September 30, 2006	4.50 to 1.00
December 31, 2006	4.50 to 1.00
March 31, 2007	6.00 to 1.00
June 30, 2007	6.00 to 1.00
September 30, 2007	6.00 to 1.00

Date	Ratio
December 31, 2007	6.00 to 1.00
March 31, 2008	6.00 to 1.00
June 30, 2008	6.00 to 1.00
September 30, 2008	6.00 to 1.00
December 31, 2008	5.75 to 1.00
March 31, 2009	5.50 to 1.00
June 30, 2009	5.25 to 1.00
September 30, 2009	5.00 to 1.00
December 31, 2009	5.00 to 1.00
March 31, 2010	4.75 to 1.00
June 30, 2010	4.75 to 1.00
September 30, 2010	4.50 to 1.00
December 31, 2010	4.50 to 1.00
March 31, 2011	4.50 to 1.00
June 30, 2011	4.50 to 1.00
September 30, 2011	4.50 to 1.00
December 31, 2011	4.50 to 1.00
March 31, 2012	4.50 to 1.00
June 30, 2012	4.50 to 1.00
September 30, 2012	4.50 to 1.00
December 31, 2012	4.50 to 1.00
March 31, 2013	4.50 to 1.00
June 30, 2013	4.50 to 1.00
September 30, 2013	4.50 to 1.00
December 31, 2013	4.50 to 1.00
March 31, 2014	4.50 to 1.00
June 30, 2014	4.50 to 1.00

          (v) The table in Section 6.14 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Fiscal Year	Maximum Capital Expenditures
2005	$50.0 million
2006	$50.0 million
2007	$50.0 million
2008	$50.0 million
2009	$50.0 million
2010	$70.0 million
2011	$70.0 million
2012	$70.0 million
2013	$70.0 million
2014	$70.0 million
          (w) New Section 6.15 is hereby added to the Credit Agreement as follows:
     “SECTION 6.15. Effect of Amendment No. 3 on Mortgages. On or prior to the date that is 60 days after the Amendment No. 3 Effective Date (or such later date as shall be acceptable to the Collateral Agent in its sole discretion), deliver to the Collateral Agent confirmation in form and substance reasonably acceptable to the Collateral Agent from local counsel in each jurisdiction in which any Mortgaged Property is located that no documents, instruments or other actions are required under applicable law for the continued validity, perfection and priority of the Liens granted to the Collateral Agent under the Mortgages encumbering such Mortgaged Property for the benefit of the Collateral Agent, as amended pursuant to Amendment No. 3 (or deliver such other documentation in form and substance reasonably acceptable to the Collateral Agent as shall confirm such continued validity, perfection and priority).”
          (x) New Section 9.02B is hereby added to the Credit Agreement as follows:
     “(a) In addition to the provisions set forth in Section 9.02(b), no agreement shall (i) postpone any scheduled date of payment of the principal amount of any Tranche B-1 Term

Loan under Section 2.10 or (ii) waive, amend or modify any provision of Section 2.11(f), in each case without the written consent of each Lender affected thereby.
     (b) Any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of the Revolving Lenders (but not the Tranche B Lenders or Tranche B-1 Lenders) or the Tranche B Lenders or Tranche B-1 Lenders (but not the Revolving Lenders) may be effected by an agreement or agreements in writing entered into by Holdings, the Borrower and requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto under Section 9.02(b) if such Class of Lenders were the only Class of Lenders hereunder at the time. In connection with any Proposed Change requiring the consent of all affected Lenders, if the consent of the Supermajority Lenders (and, to the extent any Proposed Change requires the consent of Lenders holding Loans of any Class pursuant to clause (viii) of Section 9.02(b), the consent of not less than 75% in interest of the outstanding Loans and unused Commitments of such Class) to such Proposed Change is obtained, but the consent to such Proposed Change of other Lenders whose consent is required is not obtained, then, so long as the Lender that is acting as the Administrative Agent is not a Non-Consenting Lender, at the Borrower’s request, any assignee that is acceptable to the Administrative Agent shall have the right, with the Administrative Agent’s consent, to purchase from such Non-Consenting Lender, and such Non-Consenting Lender agrees that it shall, upon the Borrower’s request, sell and assign to such assignee, at no expense to such Non-Consenting Lender, all the Commitments, Tranche B-1 Term Loans of such Non-Consenting Lender for an amount equal to the principal balance of all Tranche B-1 Term Loans held by such Non-Consenting Lender and all accrued interest and fees with respect thereto through the date of sale (including amounts under Sections 2.15, 2.16 and 2.17), such purchase and sale to be consummated pursuant to an executed Assignment and Assumption in accordance with Section 9.04(b) (which Assignment and Assumption need not be signed by such Non-Consenting Lender).
     (c) Notwithstanding the provisions of Section 9.02(b) and the preceding clause (b), this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent, Holdings and the Borrower (i) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Tranche B-1 Term Loans and the accrued interest and fees in respect thereof, and (ii) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders. In addition, this Agreement may be amended with the written consent of the Administrative Agent, Holdings, the Borrower and the Lenders providing the relevant Replacement Term B-1 Loans (as defined below) to permit the refinancing of all outstanding Tranche B-1 Term Loans (the “Refinanced Term B-1 Loans”) with a replacement term loan tranche hereunder (the “Replacement Term B-1 Loans”); provided that (i) the aggregate principal amount of such Replacement Term B-1 Loans shall not exceed the aggregate principal amount of such Refinanced Term B-1 Loans, (ii) the Applicable Rate for such Replacement Term B-1 Loans shall not be higher than the Applicable Rate for such Refinanced Term B-1 Loans, (iii) the weighted average life to maturity of such Replacement Term B-1 Loans shall not be shorter than the weighted average life to maturity of such Refinanced Term B-1 Loans at the time of such refinancing (except to the extent of nominal amortization for periods where amortization has been eliminated as a result of prepayment of the Tranche B-1 Term Loans) and (iv) all other terms applicable to such Replacement Term B-1 Loans shall be substantially identical to, or less favorable to the Lenders providing such Replacement Term B-1 Loans than, those applicable to such Refinanced Term B-1 Loans, except to the extent necessary to provide for covenants and other terms applicable to any period after the latest final maturity of the Tranche B-1 Term Loans in effect immediately prior to such refinancing.”
          (y) Section 9.03(c) of the Credit Agreement is hereby modified by adding the words “, outstanding Tranche B-1 Term Loans” after the words “outstanding Tranche B Term Loans.”
          (z) Section 9.04(b)(i) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     “(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:
     (1) the Borrower, provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund (as defined below) or, if an Event of Default has occurred and is continuing, any other assignee;
     (2) the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Tranche B Term Loan or Tranche B-1 Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund; and
     (3) the Issuing Bank, provided that no consent of the Issuing Bank shall be required for an assignment of all or any portion of a Tranche B Term Loan or Tranche B-1 Term Loan.”
          (aa) Clause (1) of Section 9.04(b)(ii) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     “(1) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 or, in the case of a Tranche B Term Loan or Tranche B-1 Term Loan, $1,000,000, unless each of the Borrower and the Administrative Agent otherwise consents; provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;”
          SECTION TWO. Conditions to Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) when, and only when,
     (a) the Administrative Agent shall have received counterparts of this Amendment executed by Holdings, the Borrower, each other Loan Party, each Tranche B-1 Lender and a number of Tranche B Lenders representing more than 50% of the outstanding Tranche B Term Loans (calculated prior to giving effect to this Amendment),

     (b) All promissory notes evidencing Tranche B Terms Loans that are being converted to Tranche B-1 Term Loans shall have been surrendered to the Administrative Agent and cancelled (or arrangements therefor satisfactory to the Administrative Agent shall have been made),
     (c) the Administrative Agent shall have received, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel llp) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document,
     (d) the Administrative Agent shall have received copies of the resolutions of the board of directors (or authorized committee thereof) of (x) Holdings, (y) the Borrower and (z) each Subsidiary Loan Party approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Amendment Effective Date by the corporate secretary or an assistant secretary thereof as being in full force and effect without modification or amendment, and
     (e) the Administrative Agent shall have received a legal opinion dated the Amendment Effective Date from Dechert LLP addressed to each Agent and each Lender with respect to the effectiveness of this Amendment and its non-contravention with the Credit Agreement and such other matters as the Administrative Agent shall reasonably request, in form and substance reasonably satisfactory to the Administrative Agent.
     The effectiveness of this Amendment (other than Sections Five, Six and Seven hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section Three hereof.
          SECTION THREE. Representations and Warranties. In order to induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment, and both before and after giving effect to the transactions contemplated by this Amendment:
     (a) no Default or Event of Default has occurred and is continuing;
     (b) the entry into this Amendment by (x) Holdings, (y) the Borrower and (z) each Subsidiary Loan Party has been duly authorized by all necessary corporate or other action of such entity; and
     (c) each of the representations and warranties made by each of the Loan Parties in or pursuant to the Loan Documents are true and correct in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).
          SECTION FOUR. Administrative Provisions; Reference to and Effect on the Loan Documents.
     (a) Each Lender with outstanding Tranche B Term Loans immediately prior to the effectiveness of this Amendment may provide a Tranche B-1 Extension Request (which may not exceed the amount of such Lender’s outstanding Tranche B Term Loans immediately prior to the effectiveness of this Amendment) by providing the Administrative Agent with a notice in form and substance satisfactory to the Administrative Agent on or before 5:00 p.m., New York time, on July 30, 2009 (or such later date as may be determined by the Administrative Agent in its sole discretion).
     (b) On or prior to the Amendment Effective Date, the Administrative Agent will prepare, and provide the Lenders via Intralinks, a revised Schedule 2.01 to the Credit Agreement that sets forth the aggregate amount of the Lenders’ Revolving Commitments and the aggregate principal amount of Tranche B Term Loans and Tranche B-1 Term Loans outstanding after giving effect to this Amendment. The Borrower and the Lenders party hereto hereby authorize and direct the Administrative Agent to prepare a revised Schedule 2.01 to the Credit Agreement in accordance with the requirements hereof and, on the Amendment Effective Date, such revised Schedule 2.01 to the Credit Agreement will supersede existing Schedule 2.01 to the Credit Agreement.
     (c) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect. By executing and delivering a copy hereof, each Loan Party hereby acknowledges that all Loans (including without limitation the Tranche B-1 Term Loans) shall continue to be fully guaranteed pursuant to the Collateral Agreement in accordance with the terms and provisions thereof and shall continue to be secured in accordance with the terms and provisions of the Security Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
          SECTION FIVE. Costs, Expenses and Taxes. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees, charges and disbursements of Cahill Gordon & Reindel llp) in accordance with the terms of Section 9.03 of the Credit Agreement.
          SECTION SIX. Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION SEVEN. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND WAIVER SHALL BE CONSTRUED AND GOVERNED BY, IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature Pages Follow]

SELECT MEDICAL CORPORATION, as the Borrower
By:	/s/ Martin F. Jackson
	Name:	Martin F. Jackson
	Title:	Executive Vice President & CFO

SELECT MEDICAL HOLDINGS CORPORATION
By:	/s/ Martin F. Jackson
	Name:	Martin F. Jackson
	Title:	Executive Vice President & CFO

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I HERETO
By:	/s/ Martin F. Jackson
	Name:	Martin F. Jackson
	Title:	Executive Vice President & CFO

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Dawn L. LeeLum
	Name:	Dawn L. LeeLum
	Title:	Executive Director

JPMorgan Chase Bank, N.A., as Lender
By:	/s/ Dawn L. LeeLum
	Name:	Dawn L. LeeLum
	Title:	Executive Director

Genesis CLO 2007-1 Ltd., as Lender
By:	/s/ Claude A. Baum
	Name:	CLAUDE A. BAUM, ESQ.
	Title:	GENERAL COUNSEL ORE HILL PARTNERS LLC

Highland Floating Rate Advantage Fund, as Lender
By:	/s/ M. Jason Blackburn
	Name:	M. Jason Blackburn
	Title:	Secretary & Treasurer

Pacific Select Fund—Floating Rate Loan Portfolio, as Lender
By:	/s/ M. Jason Blackburn
	Name:	M. Jason Blackburn
	Title:	Authorized Signatory

ATLANTIS FUNDING LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager
By:	/s/ Scott Baskind
	Name:	Scott Baskind
	Title:	Authorized Signatory

BLT 2009-1 LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager
By:	/s/ Scott Baskind
	Name:	Scott Baskind
	Title:	Authorized Signatory

LANDMARK III CDO LIMITED By Aladdin Capital Management, LLC, as Lender
By:	/s/ Thomas E. Bancroft
	Name:	Thomas E. Bancroft
	Title:	Designated Signatory

LANDMARK VI CDO LTD By Aladdin Capital Management, LLC, as Lender
By:	/s/ Thomas E. Bancroft
	Name:	Thomas E. Bancroft
	Title:	Designated Signatory

LANDMARK VIII CLO LTD By Aladdin Capital Management, LLC, as Lender
By:	/s/ Thomas E. Bancroft
	Name:	Thomas E. Bancroft
	Title:	Designated Signatory

LANDMARK IX CDO LTD By: Aladdin Capital Management, LLC, as Lender
By:	/s/ Thomas E. Bancroft
	Name:	Thomas E. Bancroft
	Title:	Designated Signatory

GREYROCK CDO LTD By Aladdin Capital Management, LLC, as Lender
By:	/s/ Thomas E. Bancroft
	Name:	Thomas E. Bancroft
	Title:	Designated Signatory

Aladdin Flexible Investment Fund SPC for Account of Series 2008-01 By Aladdin Capital Management, LLC, as Lender
By:	/s/ Thomas E. Bancroft
	Name:	Thomas E. Bancroft
	Title:	Designated Signatory

Aladdin Flexible Investment Fund SPC for Account of Series 2008-02 By Aladdin Capital Management, LLC, as Lender
By:	/s/ Thomas E. Bancroft
	Name:	Thomas E. Bancroft
	Title:	Designated Signatory

Dryden XVI—Leveraged Loan CDO 2006, as Lender
By:	/s/ William C. Pappas
	Name:	William C. Pappas
	Title:	Prudential Investment Management, Inc, As Collateral Manager

Lincoln S.a.r.l. Societe a responsibilite limitee, as Lender By: Highbridge Leveraged Loan Partners Master Fund, LP. as Portfolio Manager By: Highbridge Capital Management, LLC as Trading Manager
By:	/s/ Illegible
	Name:	Illegible
Title:

IDEO, as Lender
By:	/s/ Irfan Ahmed
	Name:	Irfan Ahmed
	Title:	Authorized Signatory

Western Asset Management on behalf of Mt. Wilson CLO, Ltd. as Lender
By:	/s/ Oi Jong Martel
	Name:	Oi Jong Martel
	Title:	Authorized Signatory

Western Asset Management on behalf of Mt. Wilson CLO II, Ltd. as Lender
By:	/s/ Oi Jong Martel
	Name:	Oi Jong Martel
	Title:	Authorized Signatory

Lord Abbett Investment Trust-Lord Abbett Floating Rate Fund, as Lender
By:	/s/ Elizabeth Illegible
	Name:	Elizabeth Illegible
	Title:	Portfolio Manager

Golden Knight II CLO, Ltd., as Lender
By:	/s/ Elizabeth Illegible
	Name:	Elizabeth Illegible
	Title:	Portfolio Manager

THE NORINCHUKIN BANK, NEW YORK BRANCH, through State Street Bank and Trust Company N.A. as Fiduciary Custodian by: Eaton Vance Management, Attorney-in-fact, as Lender
By:	/s/ Michael Kinahan
	Name:	Michael Kinahan
	Title:	Vice President

BIG SKY III SENIOR LOAN TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR, as Lender
By:	/s/ Michael Kinahan
	Name:	Michael Kinahan
	Title:	Vice President

Eaton Vance CDO VIII, Ltd. By: Eaton Vance Management As Investment Advisor, as Lender
By:	/s/ Michael Kinahan
	Name:	Michael Kinahan
	Title:	Vice President

Eaton Vance CDO IX, Ltd. By: Eaton Vance Management As Investment Advisor, as Lender
By:	/s/ Michael Kinahan
	Name:	Michael Kinahan
	Title:	Vice President

EATON VANCE SENIOR FLOATING-RATE TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR, as Lender
By:	/s/ Michael Kinahan
	Name:	Michael Kinahan
	Title:	Vice President

EATON VANCE FLOATING-RATE INCOME TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR, as Lender
By:	/s/ Michael Kinahan
	Name:	Michael Kinahan
	Title:	Vice President

Eaton Vance Medallion Floating-Rate Income Portfolio
BY:	Eaton Vance Management As Investment Advisor, as Lender

By:	/s/ Michael Kinahan
	Name:	Michael Kinahan
	Title:	Vice President

EATON VANCE SENIOR INCOME TRUST
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR, as Lender

By:	/s/ Michael Kinahan
	Name:	Michael Kinahan
	Title:	Vice President

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR, as Lender

By:	/s/ Michael Kinahan
	Name:	Michael Kinahan
	Title:	Vice President

EATON VANCE LIMITED DURATION INCOME FUND
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR, as Lender

By:	/s/ Michael Kinahan
	Name:	Michael Kinahan
	Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR Illegible
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR, as Lender

By:	/s/ Michael Kinahan
	Name:	Michael Kinahan
	Title:	Vice President

GRAYSON & CO
BY:	BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR, as Lender

By:	/s/ Michael Kinahan
	Name:	Michael Kinahan
	Title:	Vice President

EATON VANCE VT FLOATING-RATE INCOME FUND
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR, as Lender

By:	/s/ Michael Kinahan
	Name:	Michael Kinahan
	Title:	Vice President

SENIOR DEBT PORTFOLIO
By:	Boston Management and Research Investment Advisor, as Lender

By:	/s/ Michael Kinahan
	Name:	Michael Kinahan
	Title:	Vice President

Credit Opportunities Associates II, L.P., as Lender
By:	FSW Partners, LLC as Investment Manager

By:	/s/ John W. Fraser
	Name:	John W. Fraser
	Title:	Managing Partner

Fraser Sullivan CLO II, Ltd., as Lender

By:	WCAS Fraser Sullivan Investment Management, LLC, as Collateral Manager

By:	/s/ John W. Fraser
	Name:	John W. Fraser
	Title:	Managing Partner

Fraser Sullivan CLO I, Ltd., as Lender
By:	WCAS Fraser Sullivan Investment Management, LLC, as Collateral Manager

By:	/s/ John W. Fraser
	Name:	John W. Fraser
	Title:	Managing Partner

Virtus Senior Floating Rate Fund., as Lender
By:	/s/ Daniel J. Moskey
	Name:	Daniel J. Moskey
	Title:	Managing Director

Virtus Multi-Sector Short Term Bond Fund, as Lender
By:	/s/ Daniel J. Moskey
	Name:	Daniel J. Moskey
	Title:	Managing Director

Virtus Multi-Sector Fixed Income Fund, as Lender
By:	/s/ Daniel J. Moskey
	Name:	Daniel J. Moskey
	Title:	Managing Director

Delaware VIP Trust — Delaware VIP Diversified Income Series, as Lender
By:	/s/ Paul Grillo
	Name:	Paul Grillo
	Title:	Senior Vice President

Delaware Group Advisor Funds — Delaware Diversified Income Fund, as Lender
By:	/s/ Paul Grillo
	Name:	Paul Grillo
	Title:	Senior Vice President

FOUR CORNERS CLO 2005-1, Ltd., as Lender
By:	Four Corners Capital Management, LLC As Collateral Manager

By:	/s/ Matt O’Mara
	Name:	Matt O’Mara
	Title:	Vice President

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND, as Lender
By:	Four Corners Capital Management, LLC As Sub-Adviser

By:	/s/ Matt O’Mara
	Name:	Matt O’Mara
	Title:	Vice President

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II, as Lender
By:	Four Corners Capital Management, LLC As Sub-Advisor

By:	/s/ Matt O’Mara
	Name:	Matt O’Mara
	Title:	Vice President

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND, as Lender
By:	Four Corners Capital Management, LLC As Sub-Advisor

By:	/s/ Matt O’Mara
	Name:	Matt O’Mara
	Title:	Vice President

Four Corners CLO III, Ltd., as Lender
By:	Macquarie Funds Group FKA Four Corners Capital Management, LLC As Collateral Manager

By:	/s/ Matt O’Mara
	Name:	Matt O’Mara
	Title:	Vice President

Fountain Court Master Fund, as Lender
By:	Macquarie Funds Group FKA Four Corners Capital Management, LLC As Collateral Manager

By:	/s/ Matt O’Mara
	Name:	Matt O’Mara
	Title:	Vice President

JW FUNDING LIMITED, as Lender
By:	Four Corners Capital Management, LLC As Collateral Manager

By:	/s/ Matt O’Mara
	Name:	Matt O’Mara
	Title:	Vice President

SPR, LTD., as Lender
By:	Four Corners Capital Management, LLC As Collateral Manager

By:	/s/ Matt O’Mara
	Name:	Matt O’Mara
	Title:	Vice President

Nomura Bond & Loan Fund, as Lender

By:	Mitsubishi UFJ Trust & Banking Corporation As Trustee

By:	Nomura Corporate Research & Asset Management Inc. Attorney in Fact

By:	/s/ Richard W. Stewart
	Name:	Richard W. Stewart
	Title:	Managing Director

Clydesdale CLO 2004, Ltd., as Lender NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER
By:	/s/ Richard W. Stewart
	Name:	Richard W. Stewart
	Title:	Managing Director

Clydesdale Strategic CLO I, Ltd., as Lender NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER
By:	/s/ Richard W. Stewart
	Name:	Richard W. Stewart
	Title:	Managing Director

NCRAM Loan Trust, as Lender NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT ADVISER
By:	/s/ Richard W. Stewart
	Name:	Richard W. Stewart
	Title:	Managing Director

NCRAM Senior Loan Trust 2005, as Lender NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT ADVISER
By:	/s/ Richard W. Stewart
	Name:	Richard W. Stewart
	Title:	Managing Director

Clydsdale CLO 2003 Ltd., as Lender NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER
By:	/s/ Richard W. Stewart
	Name:	Richard W. Stewart
	Title:	Managing Director

GULF STREAM-COMPASS CLO 2002-I, LTD
By:	Gulf Stream Asset Management LLC
As Collateral Manager, as Lender

By:	/s/ Barry K. Love
	Name:	Barry K. Love
	Title:	Chief Credit Officer

GULF STREAM-COMPASS CLO 2003-I, LTD
By:	Gulf Stream Asset Management LLC
As Collateral Manager, as Lender

By:	/s/ Barry K. Love
	Name:	Barry K. Love
	Title:	Chief Credit Officer

GULF STREAM-COMPASS CLO 2004-I, LTD
By:	Gulf Stream Asset Management LLC
As Collateral Manager, as Lender

By:	/s/ Barry K. Love
	Name:	Barry K. Love
	Title:	Chief Credit Officer

GULF STREAM-COMPASS CLO 2005-I, LTD
By:	Gulf Stream Asset Management LLC
As Collateral Manager, as Lender

By:	/s/ Barry K. Love
	Name:	Barry K. Love
	Title:	Chief Credit Officer

GULF STREAM-COMPASS CLO 2005-II, LTD
By:	Gulf Stream Asset Management LLC
As Collateral Manager, as Lender

By:	/s/ Barry K. Love
	Name:	Barry K. Love
	Title:	Chief Credit Officer

GULF STREAM-SEXTANT CLO 2006-I, LTD
By:	Gulf Stream Asset Management LLC
As Collateral Manager, as Lender

By:	/s/ Barry K. Love
	Name:	Barry K. Love
	Title:	Chief Credit Officer

GULF STREAM-SEXTANT CLO 2007-I, LTD
By:	Gulf Stream Asset Management LLC
As Collateral Manager, as Lender

By:	/s/ Barry K. Love
	Name:	Barry K. Love
	Title:	Chief Credit Officer

GULF STREAM-COMPASS CLO 2007-I, LTD
By:	Gulf Stream Asset Management LLC
As Collateral Manager, as Lender

By:	/s/ Barry K. Love
	Name:	Barry K. Love
	Title:	Chief Credit Officer

Four Corners CLO II, Ltd., as Lender
By:	/s/ Sean Bresnahan
	Name:	Sean Bresnahan
	Title:	Assistant Vice President

SF-3 Segregated Portfolio, a segregated portfolio of Shiprock Finance, SPC, for which Shiprock Finance, SPC is acting on behalf of and for the account of SF-3 Segregated Portfolio, as Lender
By:	/s/ Sean Bresnahan
	Name:	Sean Bresnahan
	Title:	Assistant Vice President

Ameriprise Certificate Company, as Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

Ameriprise Financial, Inc., as Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

RiverSource Bond Series, Inc. — RiverSource Floating Rate Fund, as Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

RiverSource Strategic Allocation Series, Inc. — RiverSource Strategic Income Allocation Fund, as Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

RiverSource Life Insurance Company, as Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

Centurion CDO VI, Ltd., as Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Centurion CDO VII, Limited, as Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Centurion CDO 8 Limited, as Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Centurion CDO 9 Limited, as Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Cent CDO 10 Limited, as Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Cent CDO XI Limited, as Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Cent CDO 12 Limited, as Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Cent CDO 14 Limited, as Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Cent CDO 15 Limited, as Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Carlyle High Yield Partners X, Ltd., as Lender
By:	/s/ Glori Holzman Graziano
	Name:	Glori Holzman Graziano
	Title:	Managing Director

Carlyle Credit Partners Financing I, Ltd. as Lender
By:	/s/ Glori Holzman Graziano
	Name:	Glori Holzman Graziano
	Title:	Managing Director

Carlyle High Yield Partners 2008-1, Ltd., as Lender
By:	/s/ Glori Holzman Graziano
	Name:	Glori Holzman Graziano
	Title:	Managing Director

Carlyle High Yield Partners IX, Ltd., as Lender
By:	/s/ Glori Holzman Graziano
	Name:	Glori Holzman Graziano
	Title:	Managing Director

Carlyle High Yield Partners VIII, Ltd., as Lender
By:	/s/ Glori Holzman Graziano
	Name:	Glori Holzman Graziano
	Title:	Managing Director

Carlyle High Yield Partners IV, Ltd., as Lender
By:	/s/ Glori Holzman Graziano
	Name:	Glori Holzman Graziano
	Title:	Managing Director

Carlyle High Yield Partners VI, Ltd., as Lender
By:	/s/ Glori Holzman Graziano
	Name:	Glori Holzman Graziano
	Title:	Managing Director

Carlyle High Yield Partners VII, Ltd., as Lender
By:	/s/ Glori Holzman Graziano
	Name:	Glori Holzman Graziano
	Title:	Managing Director

MARLBOROUGH STREET CLO, LTD., By its Collateral Manager, Massachusetts Financial Services Company (MLX)
By:	/s/ David Cobey
	Name:	David Cobey
	Title:	As authorized representative and not individually

JERSEY STREET CLO, LTD., By its Collateral Manager, Massachusetts Financial Services Company (JLX), as Lender
By:	/s/ David Cobey
	Name:	David Cobey
	Title:	As authorized representative and not individually

Longhorn CDO (Cayman) Ltd., as Lender
By:	/s/ AnnMarie Smith
	Name:	AnnMarie Smith
	Title:	Authorized Signatory

Gallatin Funding I, Ltd.
By:	UrsaMine Credit Advisors, LLC
as its Collateral Manager, as Lender
By:	/s/ Justin Driscoll
	Name:	Justin Driscoll
	Title:	CEO

Gallatin CLO II 2005-1, LTD
By:	UrsaMine Credit Advisors, LLC
as its Collateral Manager, as Lender
By:	/s/ Justin Driscoll
	Name:	Justin Driscoll
	Title:	CEO

Gallatin CLO III 2007-1, LTD As Assignee
By:	UrsaMine Credit Advisors, LLC
as its Collateral Manager, as Lender

By:	/s/ Justin Driscoll
	Name:	Justin Driscoll
	Title:	CEO

Grayston CLO II 2004-1, LTD
By:	UrsaMine Credit Advisors, LLC
as its Collateral Manager, as Lender
By:	/s/ Justin Driscoll
	Name:	Justin Driscoll
	Title:	CEO

1776 CLO I, LTD., as Lender
By:	/s/ Jim Reilly
	Name:	Jim Reilly
Title:

PPM SHADOW CREEK FUNDING LLC, as Lender
By:	/s/ Tara E.Kennny
	Name:	Tara E. Kenny
	Title:	Assistant Vice President

LOAN FUNDING VI LLC, for itself or as agent for Corporate Loan Funding VI LLC
By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Authorized Signatory

LAFAYETTE SQUARE CDO LTD.
By:	Blackstone Debt Advisors L.P.
as Collateral Manager
By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Authorized Signatory

INWOOD PARK CDO LTD.
By:	Blackstone Debt Advisors L.P.
as Collateral Manager
By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Authorized Signatory

MONUMENT PARK CDO LTD.
By:	Blackstone Debt Advisors L.P.
as Collateral Manager
By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Authorized Signatory

PROSPECT PARK CDO LTD.
By:	Blackstone Debt Advisors L.P.
as Collateral Manager
By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Authorized Signatory

UNION SQUARE CDO LTD.
By:	Blackstone Debt Advisors L.P.
as Collateral Manager
By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Authorized Signatory

SERVES 2006-1, Ltd., as Lender
By:	/s/ David C. Wagner
PPM America, Inc., as Collateral Manager
	Name:	David C. Wagner
	Title:	Managing Director

Redwood Master Fund, Ltd., as Lender
By:	/s/ Jonathan Kolatch
	Name:	Jonathan Kolatch
	Title:	Director

Pontus Trust, as Lender
By:	/s/ Russell F. Bryant
	Name:	Russell F. Bryant
	Title:	Chief Financial Officer Quadrant Capital Advisors, Inc.

Nationwide Life Insurance Company, as Lender
By:	/s/ Ronald R. Serpico
	Name:	Ronald R. Serpico
	Title:	Authorized Signatory

Nationwide Life Insurance Company, as Lender
By:	/s/ Ronald R. Serpico
	Name:	Ronald R. Serpico
	Title:	Authorized Signatory

Deutsche Bank AG, London, as Lender
By:	/s/ N. Wilhelmy
	Name:	N. Wilhelmy
	Title:	Director [Illegible) [Illegible) Director

BLUE MOUNTAIN CLO II LTD.
By:	Blue Mountain Capital Management, LLC, its
Collateral Manager, as Lender
By:	/s/ Michael Abatemarco
	Name:	Michael Abatemarco
	Title:	Associate

BLUE MOUNTAIN CLO LTD.
By:	Blue Mountain Capital Management, LLC, its Collateral Manager, as Lender
By:	/s/ Michael Abatemarco
	Name:	Michael Abatemarco
	Title:	Associate

Foothill CLO I, LTD.
By:	The Foothill Group, Inc. as attorney-in-fact, as Lender
By:	/s/ Illegible
	Name:	Illegible
	Title:	Senior Vice President

The Foothill Group, Inc., as Lender
By:	/s/ Illegible
	Name:	Illegible
	Title:	Senior Vice President

BABSON CLO LTD. 2004-I, as Lender
By:	Babson Capital Management LLC as Collateral Manager
By:	/s/ Thomas Q. McDonnell
	Name:	Thomas Q. McDonnell
	Title:	M.D.

BABSON CLO LTD. 2005-I, as Lender
By:	Babson Capital Management LLC as Collateral Manager
By:	/s/ Thomas Q. McDonnell
	Name:	Thomas Q. McDonnell
	Title:	M.D.

BABSON CLO LTD. 2005-II, as Lender
By:	Babson Capital Management LLC as Collateral Manager
By:	/s/ Thomas Q. McDonnell
	Name:	Thomas Q. McDonnell
	Title:	M.D.

BABSON CLO LTD. 2005-III, as Lender
By:	Babson Capital Management LLC as Collateral Manager
By:	/s/ Thomas Q. McDonnell
	Name:	M.D.
Title:

BABSON CLO LTD. 2006-II, as Lender
By:	Babson Capital Management LLC as Collateral Manager
By:	/s/ Thomas Q. McDonnell
	Name:	Thomas Q. McDonnell
	Title:	M.D.

BABSON CLO LTD. 2007-I, as Lender
By:	Babson Capital Management LLC as Collateral Manager
By:	/s/ Thomas Q. McDonnell
	Name:	Thomas Q. McDonnell
	Title:	M.D.

BABSON LOAN OPPORTUNITY CLO LTD., as Lender
By:	Babson Capital Management LLC as Collateral Manager
By:	/s/ Thomas Q. McDonnell
	Name:	Thomas Q. McDonnell
	Title:	M.D.

C.M. LIFE INSURANCE COMPANY, as Lender
By:	Babson Capital Management LLC as Investment Adviser
By:	/s/ Thomas Q. McDonnell
	Name:	Thomas Q. McDonnell
	Title:	M.D.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as Lender
By:	Babson Capital Management LLC as Investment Adviser
By:	/s/ Thomas Q. McDonnell
	Name:	Thomas Q. McDonnell
	Title:	M.D.

MAPLEWOOD (CAYMAN) LIMITED, as Lender
By:	Babson Capital Management LLC as Investment Manager
By:	/s/ Thomas Q. McDonnell
	Name:	Thomas Q. McDonnell
	Title:	M.D.

VINACASA CLO, LTD., as Lender
By:	Babson Capital Management LLC as Collateral Servicer
By:	/s/ Thomas Q. McDonnell
	Name:	Thomas Q. McDonnell
	Title:	M.D.

SAPPHIRE VALLEY CDO I, LTD., as Lender
By:	Babson Capital Management LLC as Collateral Manager
By:	/s/ Thomas Q. McDonnell
	Name:	Thomas Q. McDonnell
	Title:	M.D.

SUFFIELD CLO, LIMITED, as Lender
By:	Babson Capital Management LLC as Collateral Manager
By:	/s/ Thomas Q. McDonnell
	Name:	Thomas Q. McDonnell
	Title:	M.D.

By:	Callidus Debt Partners CLO Fund II, Ltd.
By:	Its Collateral Manager,
Callidus Capital Management, LLC, as Lender
By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

By:	Callidus Debt Partners CLO Fund IV, Ltd.
By:	Its Collateral Manager,
Callidus Capital Management, LLC, as Lender
By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

By:	Callidus Debt Partners CLO Fund V, Ltd.
By:	Its Collateral Manager,
Callidus Capital Management, LLC, as Lender
By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

By: Callidus Debt Partners CLO Fund VI, Ltd. By: Its Collateral Manager, Callidus Capital Management, LLC, as Lender
By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

By: Callidus Debt Partners CLO Fund VII, Ltd. By: Its Collateral Manager, Callidus Capital Management, LLC, as Lender
By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

MainStay VP Floating Rate Portfolio a series of MainStay VP Series Fund, Inc., as Lender By: New York Life Investment Management LLC, Its Investment Manager
By:	/s/ Robert H. Dial
	Name:	Robert H. Dial
	Title:	Managing Director

MainStay Floating Rate Fund, a series of Eclipse Funds, Inc., as Lender By: New York Life Investment Management LLC, Its Investment Manager
By:	/s/ Robert H. Dial
	Name:	Robert H. Dial
	Title:	Managing Director

New York Life Insurance Company, as Lender
By:	/s/ Robert H. Dial
	Name:	Robert H. Dial
	Title:	Vice President

NYLIM Institutional Floating Rate Fund L.P., as Lender By: New York Life Investment Management LLC, Its Investment Manager
By:	/s/ Robert H. Dial
	Name:	Robert H. Dial
	Title:	Managing Director

New York Life Insurance and Annuity Corporation, as Lender By: New York Life Investment Management LLC, Its Investment Manager
By:	/s/ Robert H. Dial
	Name:	Robert H. Dial
	Title:	Managing Director

LFC2 Loan Funding LLC, as Lender
By:	/s/ Adam Kaiser
	Name:	Adam Kaiser
	Title:	ATTORNEY-IN-FACT

General Electric Capital Corporation, as Lender
By:	/s/ John Dale
	Name:	John Dale
	Title:	Duly Authorized Signatory

General Electric Capital Corporation, as Lender
By:	/s/ John Dale
	Name:	John Dale
	Title:	Duly Authorized Signatory

The Hartford Mutual Funds, Inc., on behalf of The Hartford Floating Rate Fund By Hartford Investment Management Company, its Illegible Adviser
By:	/s/ Illegible
	Name:	Illegible
	Title:	SVP

Hartford Institutional Trust, on behalf of its Floating Rate Bank Loan Series By Hartford Investment Management Company, its Investment Manager
By:	/s/ Illegible
	Name:	Illegible
	Title:	SVP

Stedman Loan Fund II, LTD, as Lender
By:	/s/ Sean Bresnahan
	Name:	Sean Bresnahan
	Title:	Assistant Vice President

PPM MONARCH BAY FUNDING LLC, as Lender
By:	/s/ Tara E. Kenny
	Name:	Tara E. Kenny
	Title:	Assistant Vice President

Schedule I to
Amendment No. 3
SUBSIDIARY LOAN PARTIES
1.	Advantage Rehabilitation Clinics, Inc.

2.	American Transitional Hospitals, Inc.

3.	Argosy Health, LLC

4.	Athens Sports Medicine Clinic, Inc.

5.	Atlantic Rehabilitation Services, Inc.

6.	Buendel Physical Therapy, Inc.

7.	Cedar Cliff Acquisition Corporation

8.	C.E.R. — West, Inc.

9.	C.O.A.S.T. Institute Physical Therapy, Inc.

10.	CCISUB, Inc.

11.	Cenla Physical Therapy & Rehabilitation Agency, Inc.

12.	Center for Evaluation & Rehabilitation, Inc.

13.	CenterTherapy, Inc.

14.	Community Rehab Centers of Massachusetts, Inc.

15.	Crowley Physical Therapy Clinic, Inc.

16.	Dade Prosthetics & Orthotics, Inc.

17.	Douglas Avery & Associates, Ltd.

18.	Eagle Rehab Corporation [Delaware entity]

19.	Eagle Rehab Corporation [Washington entity]

20.	Elk County Physical Therapy, Inc.

21.	Fine, Bryant & Wah, Inc.

22.	Gallery Physical Therapy Center, Inc.

23.	Georgia Physical Therapy of West Georgia, Inc.

24.	Georgia Physical Therapy, Inc.

25.	GP Therapy, L.L.C.

26.	Greater Sacramento Physical Therapy Associates, Inc.

27.	Gulf Breeze Physical Therapy, Inc.

Schedule I-1

28.	Hand Therapy and Rehabilitation Associates, Inc.

29.	Hand Therapy Associates, Inc.

30.	Hawley Physical Therapy, Inc.

31.	Hudson Physical Therapy Services, Inc.

32.	Indianapolis Physical Therapy and Sports Medicine, Inc.

33.	Intensiva Healthcare Corporation

34.	Intensiva Hospital of Greater St. Louis, Inc.

35.	Johnson Physical Therapy, Inc.

36.	Joyner Sportsmedicine Institute, Inc.

37.	Kentucky Rehabilitation Services, Inc.

38.	Kessler Assisted Living Corporation

39.	Kessler Institute for Rehabilitation, Inc.

40.	Kessler Occupational Medicine Centers, Inc.

41.	Kessler Orthotic & Prosthetic Services, Inc.

42.	Kessler Physical Therapy & Rehabilitation, Inc.

43.	Kessler Professional Services, LLC

44.	Kessler Rehab Centers, Inc.

45.	Kessler Rehabilitation Corporation

46.	Kessler Rehabilitation of Maryland, Inc.

47.	Kessler Rehabilitation Services, Inc.

48.	Madison Rehabilitation Center, Inc.

49.	MCA Sports of Amarillo, Inc.

50.	Metro Rehabilitation Services, Inc.

51.	Metro Therapy, Inc.

52.	Michigan Therapy Centre, Inc.

53.	New England Rehabilitation Center of Southern New Hampshire, Inc.

54.	Northside Physical Therapy, Inc.

55.	NovaCare Occupational Health Services, Inc.

56.	NovaCare Outpatient Rehabilitation East, Inc.

57.	NovaCare Outpatient Rehabilitation, Inc.

58.	NovaCare Rehabilitation, Inc.

59.	NovaCare Rehabilitation of Ohio, Inc.

Schedule I-2

60.	Pacific Rehabilitation & Sports Medicine, Inc.

61.	Peter Trailov R.P.T. Physical Therapy Clinic, Orthopedic Rehabilitation & Sports Medicine, Ltd.

62.	Physical Therapy Associates, Inc.

63.	Physical Therapy Institute, Inc.

64.	PR Acquisition Corporation

65.	Pro Active Therapy of Ahoskie, Inc.

66.	Pro Active Therapy of Greenville, Inc.

67.	Pro Active Therapy of North Carolina, Inc.

68.	Pro Active Therapy of Rocky Mount, Inc.

69.	Pro Active Therapy of South Carolina, Inc.

70.	Pro Active Therapy of Virginia, Inc.

71.	Pro Active Therapy, Inc.

72.	Professional Sports Care Management, Inc.

73.	Professional Therapeutic Services, Inc.

74.	Professional Therapy Systems, Inc.

75.	PTSMA, Inc.

76.	Quad City Management, Inc.

77.	RCI (Colorado), Inc.

78.	RCI (Exertec), Inc.

79.	RCI (Michigan), Inc.

80.	RCI (S.P.O.R.T.), Inc.

81.	RCI (WRS), Inc.

82.	Rebound Oklahoma, Inc.

83.	Redwood Pacific Therapies, Inc.

84.	Rehab Provider Network — East I, Inc.

85.	Rehab Provider Network — East II, Inc.

86.	Rehab Provider Network — Indiana, Inc.

87.	Rehab Provider Network — Michigan, Inc.

88.	Rehab Provider Network — New Jersey, Inc.

89.	Rehab Provider Network — Ohio, Inc.

90.	Rehab Provider Network — Pennsylvania, Inc.

91.	Rehab Provider Network of Colorado, Inc.

Schedule I-3

92.	Rehab Provider Network of Florida, Inc.

93.	Rehab Provider Network of New Mexico, Inc.

94.	Rehab Provider Network of North Carolina, Inc.

95.	Rehab Provider Network of South Carolina, Inc.

96.	Rehab Provider Network of Texas, Inc.

97.	Rehab Provider Network of Virginia, Inc.

98.	RehabClinics, Inc.

99.	RehabClinics (GALAXY), Inc.

100.	RehabClinics (PTA), Inc.

101.	RehabClinics (SPT), Inc.

102.	RehabClinics Abilene, Inc.

103.	RehabClinics Dallas, Inc.

104.	RPN of NC, Inc.

105.	Rehabilitation Center of Washington, D.C., Inc.

106.	Rehabilitation Hospital of Vancouver, LLC

107.	Rehabilitation Institute of Denton, LLC

108.	Rehabilitation Institute of North Texas, LLC

109.	Select Air II, Inc.

110.	Select Employment Services, Inc.

111.	Select Hospital Investors, Inc.

112.	SelectMark, Inc.

113.	Select Medical of Kentucky, Inc.

114.	Select Medical of Maryland, Inc.

115.	Select Medical of New York, Inc.

116.	Select Medical Property Ventures, LLC

117.	Select Medical Rehabilitation Clinics, Inc.

118.	Select Medical Rehabilitation Services, Inc.

119.	Select NovaCare-KOP, Inc.

120.	Select NovaCare-PIT, Inc.

121.	Select NovaCare PBG, Inc.

122.	Select Physical Therapy Holdings, Inc.

123.	Select Physical Therapy Limited Partnership for Better Living

124.	Select Physical Therapy Network Services, Inc.

Schedule I-4

125.	Select Physical Therapy of Albuquerque, Ltd.

126.	Select Physical Therapy of Birmingham, Ltd.

127.	Select Physical Therapy of Blue Springs, LP

128.	Select Physical Therapy of Cave Springs, LP

129.	Select Physical Therapy of Chicago, Inc.

130.	Select Physical Therapy of Colorado Springs, LP

131.	Select Physical Therapy of Denver, Ltd.

132.	Select Physical Therapy of Green Bay, Ltd.

133.	Select Physical Therapy of Illinois, LP

134.	Select Physical Therapy of Kendall, Ltd.

135.	Select Physical Therapy of Knoxville, LP

136.	Select Physical Therapy of Loraine Limited Partnership

137.	Select Physical Therapy of Louisville, Limited

138.	Select Physical Therapy of Michigan, Inc.

139.	Select Physical Therapy of Ohio Limited Partnership

140.	Select Physical Therapy of Portola Valley Limited Partnership

141.	Select Physical Therapy of Scottsdale Limited Partnership

142.	Select Physical Therapy of St. Louis Limited Partnership

143.	Select Physical Therapy of West Denver Limited Partnership

144.	Select Physical Therapy Orthopedic Services, Inc.

145.	Select Physical Therapy Texas Limited Partnership

146.	Select Provider Networks, Inc.

147.	Select Rehabilitation Hospital — Hershey, Inc.

148.	Select Software Ventures, LLC

149.	Select Specialty Hospital — Ann Arbor, Inc.

150.	Select Specialty Hospital — Arizona, Inc.

151.	Select Specialty Hospital — Augusta, Inc.

152.	Select Specialty Hospital — Baton Rouge, Inc.

153.	Select Specialty Hospital — Battle Creek, Inc.

154.	Select Specialty Hospital — Beech Grove, Inc.

155.	Select Specialty Hospital — Bloomington, Inc.

156.	Select Specialty Hospital — Brevard, Inc.

157.	Select Specialty Hospital — Broward, Inc.

Schedule I-5

158.	Select Specialty Hospital — Central Detroit, Inc.

159.	Select Specialty Hospital — Charleston, Inc.

160.	Select Specialty Hospital — Cincinnati, Inc.

161.	Select Specialty Hospital — Colorado Springs, Inc.

162.	Select Specialty Hospital — Columbia, Inc.

163.	Select Specialty Hospital — Columbus, Inc.

164.	Select Specialty Hospital — Columbus/East, Inc.

165.	Select Specialty Hospital — Columbus/University, Inc.

166.	Select Specialty Hospital — Conroe, Inc.

167.	Select Specialty Hospital — Dallas, Inc.

168.	Select Specialty Hospital — Danville, Inc.

169.	Select Specialty Hospital — Denver, Inc.

170.	Select Specialty Hospital — Des Moines, Inc.

171.	Select Specialty Hospital — Durham, Inc.

172.	Select Specialty Hospital — Eastern Iowa, Inc.

173.	Select Specialty Hospital — Erie, Inc.

174.	Select Specialty Hospital — Evansville, Inc.

175.	Select Specialty Hospital — Flint, Inc.

176.	Select Specialty Hospital — Fort Smith, Inc.

177.	Select Specialty Hospital — Fort Wayne, Inc.

178.	Select Specialty Hospital — Gainesville, Inc.

179.	Select Specialty Hospital — Greensboro, Inc.

180.	Select Specialty Hospital — Grosse Pointe, Inc.

181.	Select Specialty Hospital — Honolulu, Inc.

182.	Select Specialty Hospital — Houston, Inc.

183.	Select Specialty Hospital — Huntsville, Inc.

184.	Select Specialty Hospital — Indianapolis, Inc.

185.	Select Specialty Hospital — Jackson, Inc.

186.	Select Specialty Hospital — Jefferson County, Inc.

187.	Select Specialty Hospital — Johnstown, Inc.

188.	Select Specialty Hospital — Kalamazoo, Inc.

189.	Select Specialty Hospital — Kansas City, Inc.

190.	Select Specialty Hospital — Knoxville, Inc.

Schedule I-6

191.	Select Specialty Hospital — Lake, Inc.

192.	Select Specialty Hospital — Lancaster, Inc.

193.	Select Specialty Hospital — Lansing, Inc.

194.	Select Specialty Hospital — Laurel Highlands, Inc.

195.	Select Specialty Hospital — Leon, Inc.

196.	Select Specialty Hospital — Lexington, Inc.

197.	Select Specialty Hospital — Little Rock, Inc.

198.	Select Specialty Hospital — Little Rock/BMC, Inc.

199.	Select Specialty Hospital — Longview, Inc.

200.	Select Specialty Hospital — Louisville, Inc.

201.	Select Specialty Hospital — Macomb County, Inc.

202.	Select Specialty Hospital — Madison, Inc.

203.	Select Specialty Hospital — McKeesport, Inc.

204.	Select Specialty Hospital — Memphis, Inc.

205.	Select Specialty Hospital — Midland, Inc.

206.	Select Specialty Hospital — Milwaukee, Inc.

207.	Select Specialty Hospital — Nashville, Inc.

208.	Select Specialty Hospital — Newark, Inc.

209.	Select Specialty Hospital — North Atlanta, Inc.

210.	Select Specialty Hospital — North Knoxville, Inc.

211.	Select Specialty Hospital — Northeast New Jersey, Inc.

212.	Select Specialty Hospital — Northeast Ohio, Inc.

213.	Select Specialty Hospital — Northwest Detroit, Inc.

214.	Select Specialty Hospital — Northwest Indiana, Inc.

215.	Select Specialty Hospital — Oklahoma City, Inc.

216.	Select Specialty Hospital — Oklahoma City/East Campus, Inc.

217.	Select Specialty Hospital — Omaha, Inc.

218.	Select Specialty Hospital — Orlando, Inc.

219.	Select Specialty Hospital — Palm Beach, Inc.

220.	Select Specialty Hospital — Panama City, Inc.

221.	Select Specialty Hospital — Paramus, Inc.

222.	Select Specialty Hospital — Pensacola, Inc.

223.	Select Specialty Hospital — Phoenix, Inc.

Schedule I-7

224.	Select Specialty Hospital — Pine Bluff, Inc.

225.	Select Specialty Hospital — Pittsburgh, Inc.

226.	Select Specialty Hospital — Pittsburgh/UPMC, Inc.

227.	Select Specialty Hospital — Plainfield, Inc.

228.	Select Specialty Hospital — Pontiac, Inc.

229.	Select Specialty Hospital — Quad Cities, Inc.

230.	Select Specialty Hospital — Reno, Inc.

231.	Select Specialty Hospital — Riverview, Inc.

232.	Select Specialty Hospital — St. Lucie, Inc.

233.	Select Specialty Hospital — Saginaw, Inc.

234.	Select Specialty Hospital — San Antonio, Inc.

235.	Select Specialty Hospital — Sarasota, Inc.

236.	Select Specialty Hospital — Savannah, Inc.

237.	Select Specialty Hospital — Sioux Falls, Inc.

238.	Select Specialty Hospital — South Dallas, Inc.

239.	Select Specialty Hospital — Springfield, Inc.

240.	Select Specialty Hospital — Tallahassee, Inc.

241.	Select Specialty Hospital — Topeka, Inc.

242.	Select Specialty Hospital — TriCities, Inc.

243.	Select Specialty Hospital — Tulsa, Inc.

244.	Select Specialty Hospital — Tupelo, Inc.

245.	Select Specialty Hospital — Western Michigan, Inc.

246.	Select Specialty Hospital — Western Missouri, Inc.

247.	Select Specialty Hospital — Wichita, Inc.

248.	Select Specialty Hospital — Wilmington, Inc.

249.	Select Specialty Hospital — Winston-Salem, Inc.

250.	Select Specialty Hospital — Youngstown, Inc.

251.	Select Specialty Hospital — Zanesville, Inc.

252.	Select Specialty Hospitals, Inc.

253.	Select Synergos, Inc.

254.	Select Transport, Inc.

255.	Select Unit Management, Inc.

256.	SemperCare Hospital of Fort Myers, Inc.

Schedule I-8

257.	SemperCare Hospital of Hartford, Inc.

258.	SemperCare Hospital of Lakeland, Inc.

259.	SemperCare Hospital of Lakewood, Inc.

260.	SemperCare Hospital of Mobile, Inc.

261.	SemperCare Hospital of Pensacola, Inc.

262.	SemperCare Hospital of Sarasota, Inc.

263.	SemperCare Hospital of Volusia, Inc.

264.	SemperCare Hospital of Washington, Inc.

265.	SemperCare, Inc.

266.	SLMC Finance Corporation

267.	Southwest Physical Therapy, Inc.

268.	Sports & Orthopedic Rehabilitation Services, Inc.

269.	S.T.A.R.T., Inc.

270.	Stephenson-Holtz, Inc.

271.	The Orthopedic Sports and Industrial Rehabilitation Network, Inc.

272.	Theraworks, Inc.

273.	The Rehab Group, Inc.

274.	The Rehab Group — Murfreesboro, LLC

275.	Vanguard Rehabilitation, Inc.

276.	Victoria Healthcare, Inc.

277.	Waltham Physical Therapy Associates, Inc.

278.	Wayzata Physical Therapy Center, Inc.

279.	West Side Physical Therapy, Inc.

280.	West Suburban Health Partners, Inc.

Schedule I-9

EXHIBIT A
Schedule 2.01

Loans/Commitments	Aggregate Amount
Tranche B Term Loans	$268,566,824.08
Tranche B-1 Term Loans	$384,533,175.92
Revolving Commitments	$300,000,000.00

A-1